UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 18, 2003


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
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(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits


    99.1      Press release of Conseco, Inc. issued November 18, 2003.


Item 12.  Results of Operations and Financial Condition.

     Attached hereto as Exhibit 99.1 is financial information for Conseco, Inc. for the quarter ended September 30, 2003, as presented in a press release dated November 18, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

November 19, 2003
                                           By:  /s/ John R. Kline
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                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer